UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2024

R1 RCM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41428	87-4340782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 W. Ascension Way
Suite 200
Murray, Utah	84123
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 324-7820

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	RCM	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously announced, on July 31, 2024, R1 RCM Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger with Raven Acquisition Holdings, LLC, a Delaware limited liability company (“Parent”), and Project Raven Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for, among other things and on the terms and subject to the conditions set forth therein, the merger of Merger Sub with and into the Company (the “Transaction”), with the Company continuing as the surviving corporation.

In connection with Parent’s efforts to obtain debt financing to fund a portion of the amount necessary to complete the Transaction and pay related fees in connection with the Transaction, the Company is making the below information available to prospective lenders.

Information ($ in millions):

•

Pro Forma Adjusted EBITDA (calculated substantially similarly to the corresponding measure expected to be included in the Company’s post-Transaction debt agreements) for 2021, 2022, 2023 and the twelve months ended June 30, 2024 was $535, $604, $703 and $740, respectively;

•	Pro Forma Adjusted Revenue for 2021, 2022, 2023 and the twelve months ended June 30, 2024 was $2,046, $2,257, $2,551 and $2,532, respectively;

•

As previously disclosed by the Company, the Company’s top customer by revenue in 2023 accounted for 40% of the Company’s revenue in that period. In the same period, the Company’s top two to five customers collectively accounted for 20% of the Company’s revenue, and its sixth to tenth top customers collectively accounted for 6% of the Company’s revenue. All other customers accounted for the remaining 34% of the Company’s revenue;

•

Among customers of the Company’s modular solutions, 32%, 16%, 29% and 23% use one solution, two solutions, 3-5 solutions and 6 or more solutions offered by the Company, respectively. More detailed information about the Company’s modular solutions customers, average number of solutions per customer and total number of active solutions is included in the table below:

	2020	2021	2022	2023
Number of Modular Solution Customers	451	475	514	548
Average Modular Solutions per Customer	2.79	3.27	3.66	3.85
Total Number of Active Solutions	1,258	1,554	1,883	2,108

•

In 2023, among customers of the Company’s modular solutions, the Company’s gross dollar retention rate, calculated as the percentage of existing customer revenue for the period retained relative to the previous year, was approximately 90%, and the Company’s net dollar retention rate, calculated as the percentage of existing customer revenue for the period relative to the previous year’s total revenue, was approximately 110%;

•	As of June 2024, the Company’s customer retention rate among customers of its modular solutions, calculated as the percentage of customers utilizing services year over year, was approximately 97%; and

•

The Company’s estimate of its total addressable market for its end-to-end solutions in 2023 was $1.1 trillion in net patient revenue, comprising 420 health care systems. Of these, the Company estimates that its serviceable addressable market (not including health care systems that are already customers of the Company) was 305 health care systems, representing approximately $597 billion of net patient revenue.

The information presented herein was prepared to facilitate discussions among the Company and its prospective lenders on a post-transaction basis and should not be relied upon to make an investment decision with respect to the Company’s outstanding securities. The information above includes Pro Forma Adjusted EBITDA and Pro Forma Adjusted Revenue, which are financial measures that are not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company is presenting these measures to prospective lenders to assist with their evaluation of the Company’s results and liquidity as adjusted for, among other things, the Transaction and adjustments expected to be allowed by Parent’s debt agreements post-Transaction. The Company believes these measures are useful for prospective lenders as they provide information about the Company’s liquidity and ability to service its debt and comply with the terms of the Company’s debt agreements post-Transaction. The tables below present the calculation of, and reconcile, Pro Forma Adjusted EBITDA and Pro Forma Adjusted Revenue to the most directly comparable financial measures calculated and presented in accordance with GAAP.

These non-GAAP financial measures have limitations as analytic tools and should not be considered in isolation or as a substitute for net services revenue, net income or any other measure of financial performance or liquidity reported in accordance with GAAP. The non-GAAP measures presented to prospective lenders and disclosed herein are calculated differently than similarly named measures reported by other companies. In addition, using a non-GAAP measure may have limited value as it excludes certain items that may have a material impact on reported financial results and cash flows. When analyzing the Company’s performance and liquidity, it is important to evaluate each adjustment in the reconciliation tables and use the adjusted measures in addition to, and not as an alternative to, the GAAP measure.

Reconciliations of Non-GAAP Financial Measures ($ in millions):

	2021	2022	2023	Twelve Months Ended June 30, 2024
Net service revenue	$1,475	$1,806	$2,254	$2,380

Preacquisition revenue(1)	571	460	312	151
Vendor and customer cyber outage impact(2)	—	—	—	14
Physician customer termination fee(3)	—	—	(2)	(2)
Other adjustments(4)	—	(10)	(14)	(10)

Pro Forma Adjusted Revenue	$2,046	$2,257	$2,551	$2,532

Rounding adjustments applied to individual numbers shown in this Current Report may result in these figures differing immaterially from their absolute values.

(1)	Includes preacquisition revenue of Cloudmed and Acclara / Advata, which were acquired by the Company in June 2022 and January 2024, respectively, through the periods presented.

(2)

Reflects the impact of vendor and customer cyberattacks. In February 2024, the primary clearinghouse for the Company’s largest customers was the subject of a cyberattack that required the shutdown of their computer systems; as a result, the Company transitioned customers impacted by this outage to alternative clearinghouses while the outage was resolved. Similarly, in May 2024, one of the Company’s customers was the target of a cyberattack that disrupted their clinical operations and impacted their electronic health records systems leading to one-time costs and shifts in revenue timing.

(3)	Removes income related to a one-time fee received after a customer terminated its contract in Q3 2023.
(4)	Primarily comprised of revenue from new end-to-end customers that incurred start-up losses during the launch period.

	2021	2022	2023	Twelve Months Ended June 30, 2024
Net income (loss)	$87.3	$(63.3)	$3.3	$(40.0)

Income tax provision	30.0	(3.5)	17.7	18.9
Interest expense	18.9	64.0	126.9	148.6
Depreciation and amortization	77.4	172.1	278.3	303.0

EBITDA	$213.6	$169.3	$426.2	$430.5

Non-cash stock compensation	76.7	64.7	71.5	80.7
Business acquisition costs(1)	13.9	79.8	8.7	21.8
Integration costs(2)	2.7	39.8	35.7	34.5
Technology transformation(3)	—	1.7	19.2	30.0
Strategic initiatives(4)	8.9	22.7	24.0	13.6
Facility-exit charges(5)	3.3	8.9	25.5	20.0
Other adjustments(6)	26.8	36.9	3.7	6.4

Adjusted EBITDA	$345.8	$423.8	$614.3	$637.5

Vendor and customer cyber security events(7)	—	—	—	17.9
Pre-acquisition Adjusted EBITDA(8)	178.1	112.3	30.5	14.4
Acclara cost savings(9)	—	—	19.4	16.6
Actioned Cloudmed cost savings(10)	—	48.7	19.0	8.4
New customer start-up losses(11)	—	9.3	6.0	26.3
Other diligence/pro forma adjustments(12)	10.5	9.7	13.7	19.4

Pro Forma Adjusted EBITDA	$534.5	$603.8	$702.9	$740.4

Rounding adjustments applied to individual numbers shown in this Current Report may result in these figures differing immaterially from their absolute values. Certain line items may not reconcile to similarly titled line items in the Company’s historical public disclosures.

(1)	Adds back third-party costs such as legal, consulting, insurance premiums and bank fees related to acquisitions that took place during the applicable period.
(2)	Adds back costs associated with the integration of systems, processes and people involved with the Company’s acquisitions.
(3)	Removes costs associated with the consolidation of Cloudmed and the Company’s customer solutions and the migration to a cloud environment.
(4)	Reflects compensation costs of employees dedicated to overstaffed projects as well as deferred consideration on some acquisitions.
(5)	Includes asset impairment charges, early termination fees and other costs associated with exited leased facilities as part of the Company’s real estate footprint evaluation.
(6)

Mainly reflects costs related to COVID-19 (one-time bonuses, telemedicine and testing costs for employees, etc.), the establishment of the business service center in the Philippines, litigation expenses and refunds related to a shareholder litigation throughout 2022 and 2023 and certain severance, retention costs and related employee benefits.

(7)

Accounts for the impact of vendor and customer cyberattacks. In February 2024, the primary clearinghouse for the Company’s largest customers was the subject of a cyberattack that required the shutdown of their computer systems; as a result, the Company transitioned customers impacted by this outage to alternative clearinghouses while the outage was resolved. Similarly, in May 2024, one of the Company’s customers was the target of a cyberattack that disrupted their clinical operations and impacted their electronic health records systems leading to one-time costs and shifts in revenue timing.

(8)	Adds back pre-acquisition results of each of the following acquired companies throughout the periods presented: Cloudmed (acquired in June 2022) and Acclara / Advata (acquired in January 2024).
(9)	Reflects actioned and near-term actionable cost savings initiatives related to the Acclara acquisition in 2024.
(10)	Represents realized Cloudmed cost savings to preacquisition periods; components of these synergies primarily relate to the administrative functions and offshoring.
(11)	Reflects historical losses incurred for new end-to-end customers during the launch phase.
(12)	Represents other non-recurring pro forma adjustments related to public company cost savings, bringing third party vendor solutions in-house and broker costs and other diligence adjustments.

The information furnished with this Current Report on Form 8-K constitutes only a portion of the information being provided to prospective lenders and should be considered together with and in the context of the Company’s filings with the Securities and Exchange Commission (“SEC”). Such information speaks as of the date of this Current Report on Form 8-K. While the Company may elect to update the attached information in the future to reflect events and circumstances occurring or existing after the date of this current report, the Company specifically disclaims any obligation to do so, except as may be required by law.

The information in this Item 7.01 is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that the Company expressly states that such information is to be considered filed under the Exchange Act or incorporates it by specific reference in such filing.

Forward-Looking Statements Disclaimer

This communication includes certain “forward-looking statements” within the meaning of the federal securities laws, including statements related to the Transaction, including financial estimates and statements as to the expected liquidity of the Company post-Transaction or the terms and definitions to be used under the post-Transaction debt agreements, as well as the timing, completion and other effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing or at all, including obtaining required stockholder approval, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of affiliates of Parent to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) potential litigation relating to the Transaction that could be instituted against Parent, the Company or their respective affiliates, directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction, including the diversion management’s attention from the Company’s ongoing business operations will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel in light of the Transaction; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction, including the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xv) competitive responses to the Transaction, including the possibility that competing offers or acquisition proposals for the Company will be made; (xvi) the risk that the Company’s stock price may decline significantly if the Transaction is not consummated; and (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K, Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q and the Company’s preliminary proxy statement filed with the SEC by the Company on October 1, 2024, as such risk factors may be amended, supplemented or superseded from time to time by other filings made by the Company with the SEC. While the lists of factors presented here and in the preliminary proxy statement, respectively, are considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. In light of the significant uncertainties in these forward-looking statements, the Company cannot assure you that the forward-looking statements in this communication will prove to be accurate, and you should not regard these statements as a representation or warranty by the Company, its directors, officers or employees or any other person that the Company will achieve its objectives and plans in any specified time frame, or at all. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R1 RCM INC.

Date: October 4, 2024	By:	/s/ Jennifer Williams
	Name:	Jennifer Williams
	Title:	Chief Financial Officer